COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
19. COMMITMENTS AND CONTINGENCIES

Operating leases

The Group leases offices and classrooms under operating leases. The terms of substantially all of these leases are ten years or less. Future minimum lease payments under non-cancelable operating leases as of December 31, 2018 were as follows:

Amount
RMB

2019	35,325
2020	27,920
2021	18,760
2022	15,475
2023	12,288
Thereafter	60,865
Total	170,633

Rent expense for all cancelable and non-cancelable leases were approximately RMB 26,184, RMB 22,617 and RMB 37,897 for years ended December 31, 2016, 2017 and 2018, respectively.

Contingencies

On May 24, 2018, Changsha Yaxing Real Estate Development Co., Ltd. (“Changsha Yaxing”) filed a claim to Hunan Provincial High Court, against Shida Ambow, Ambow Chuangying and Changsha K-12 to seek indemnification for Changsha K-12 equity transfer consideration. In July 2018 Hunan Provincial Court ruled to freeze the bank account of Shida Ambow. As of December 31, 2018, Shida Ambow’s cash in bank amounting to RMB 27.7 million was frozen. Shida Ambow filed an objection of jurisdiction to Hunan Provincial High Court in July 2018. In September 2018 Hunan Provincial High Court overruled the objection of jurisdiction. The Group has appealed to the Supreme Court of PRC. The Supreme Court of PRC accepted the appeal in February 2019 and assigned the case to the First Circuit Court of the Supreme Court. The Company believes that it was too early to make an estimate of result.

As of December 31, 2018, the Company did not have any other significant indemnification claims that were probable or reasonably possible.